SEMPRA ENERGY
Table F (Unaudited)
STATEMENTS OF OPERATIONS DATA BY SEGMENT

Three months ended June 30, 2017
(Dollars in millions)	SDG&E	SoCalGas	Sempra South American Utilities	Sempra Mexico	Sempra Renewables	Sempra LNG & Midstream	Consolidating Adjustments, Parent & Other	Total

Revenues	$1,058	$770	$381	$273	$26	$122	$(97)	$2,533
Cost of sales and other expenses	(651)	(549)	(294)	(130)	(20)	(71)	78	(1,637)
Depreciation and amortization	(166)	(126)	(13)	(37)	(10)	(11)	(5)	(368)
Impairment loss	—	—	—	(71)	—	—	—	(71)
Equity earnings, before income tax	—	—	—	—	16	2	—	18
Other income, net	15	9	2	60	1	—	4	91
Income (loss) before interest and tax (1)	256	104	76	95	13	42	(20)	566
Net interest (expense) income (2)	(49)	(27)	(5)	(17)	(2)	3	(55)	(152)
Income tax (expense) benefit	(54)	(19)	(20)	(102)	5	(18)	41	(167)
(Earnings) losses attributable to noncontrolling interests	(4)	—	(6)	15	7	—	—	12
Earnings (losses)	$149	$58	$45	$(9)	$23	$27	$(34)	$259

Three months ended June 30, 2016
(Dollars in millions)	SDG&E	SoCalGas	Sempra South American Utilities	Sempra Mexico	Sempra Renewables	Sempra LNG & Midstream	Consolidating Adjustments, Parent & Other	Total

Revenues	$992	$617	$385	$147	$6	$90	$(81)	$2,156
Cost of sales and other expenses	(664)	(495)	(306)	(86)	(13)	(336)	66	(1,834)
Depreciation and amortization	(158)	(112)	(14)	(15)	(2)	(12)	(1)	(314)
Impairment loss	—	(21)	—	—	—	—	—	(21)
Equity earnings, before income tax	—	—	—	—	11	3	—	14
Other income (expense), net	13	6	5	(15)	1	1	12	23
Income (loss) before interest and tax (1)	183	(5)	70	31	3	(254)	(4)	24
Net interest (expense) income (2)	(48)	(25)	(6)	(3)	—	7	(62)	(137)
Income tax (expense) benefit	(48)	29	(15)	12	9	99	20	106
Equity earnings, net of income tax	—	—	—	33	—	—	—	33
Losses (earnings) attributable to noncontrolling interests	13	—	(6)	(16)	—	(1)	—	(10)
Earnings (losses)	$100	$(1)	$43	$57	$12	$(149)	$(46)	$16

(1)	Management believes Income (Loss) Before Interest and Tax is a useful measurement of our segments’ performance because it can be used to evaluate the effectiveness of our operations exclusive of interest and income tax, neither of which is directly relevant to the efficiency of those operations.
(2)	Includes interest income, interest expense and preferred dividends of subsidiary.

SEMPRA ENERGY
Table F (Unaudited)

STATEMENTS OF OPERATIONS DATA BY SEGMENT

Six months ended June 30, 2017
(Dollars in millions)	SDG&E	SoCalGas	Sempra South American Utilities	Sempra Mexico	Sempra Renewables	Sempra LNG & Midstream	Consolidating Adjustments, Parent & Other	Total

Revenues	$2,115	$2,011	$793	$537	$48	$254	$(194)	$5,564
Cost of sales and other expenses	(1,267)	(1,349)	(620)	(251)	(35)	(199)	159	(3,562)
Depreciation and amortization	(329)	(252)	(26)	(73)	(19)	(21)	(8)	(728)
Impairment loss	—	—	—	(71)	—	—	—	(71)
Equity earnings, before income tax	—	—	—	—	18	3	—	21
Other income, net	33	20	5	187	1	1	13	260
Income (loss) before interest and tax (1)	552	430	152	329	13	38	(30)	1,484
Net interest (expense) income (2)	(98)	(52)	(9)	(47)	(5)	9	(113)	(315)
Income tax (expense) benefit	(144)	(117)	(39)	(244)	16	(19)	85	(462)
Equity earnings (losses), net of income tax	—	—	1	(9)	—	—	—	(8)
(Earnings) losses attributable to noncontrolling interests	(6)	—	(13)	10	10	—	—	1
Earnings (losses)	$304	$261	$92	$39	$34	$28	$(58)	$700

Six months ended June 30, 2016
(Dollars in millions)	SDG&E	SoCalGas	Sempra South American Utilities	Sempra Mexico	Sempra Renewables	Sempra LNG & Midstream	Consolidating Adjustments, Parent & Other	Total

Revenues	$1,983	$1,650	$785	$285	$13	$220	$(158)	$4,778
Cost of sales and other expenses	(1,260)	(1,111)	(635)	(168)	(26)	(490)	128	(3,562)
Depreciation and amortization	(317)	(234)	(27)	(32)	(3)	(25)	(4)	(642)
Impairment losses	—	(22)	—	—	—	—	—	(22)
Equity earnings (losses), before income tax	—	—	—	—	18	(26)	—	(8)
Other income (expense), net	27	16	7	(4)	1	1	24	72
Income (loss) before interest and tax (1)	433	299	130	81	3	(320)	(10)	616
Net interest (expense) income (2)	(96)	(47)	(10)	(5)	1	11	(128)	(274)
Income tax (expense) benefit (3)	(113)	(54)	(29)	(28)	22	128	72	(2)
Equity earnings, net of income tax	—	—	2	48	—	—	—	50
Losses (earnings) attributable to noncontrolling interests	12	—	(12)	(21)	—	—	—	(21)
Earnings (losses) (3)	$236	$198	$81	$75	$26	$(181)	$(66)	$369

(1)	Management believes Income (Loss) Before Interest and Tax is a useful measurement of our segments’ performance because it can be used to evaluate the effectiveness of our operations exclusive of interest and income tax, neither of which is directly relevant to the efficiency of those operations.
(2)	Includes interest income, interest expense and preferred dividends of subsidiary.
(3)	As adjusted for the adoption of ASU 2016-09 as of January 1, 2016.